VIRTUS Stone Harbor Emerging Markets Debt Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)
February 28, 2023
($ reported in thousands)
	Shares	Value
Affiliated Mutual Funds—97.2%
Fixed Income Funds—97.2%
Virtus Stone Harbor Emerging Markets Debt Income Fund Class I(1)(2)	128,027	$ 894
Virtus Stone Harbor Local Markets Fund Class I(1)(2)(3)	124,799	926
Total Affiliated Mutual Funds (Identified Cost $1,793)		1,820

Total Long-Term Investments—97.2% (Identified Cost $1,793)		1,820

Short-Term Investment—4.8%
Money Market Mutual Fund—4.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.473%)(2)	90,008	90
Total Short-Term Investment (Identified Cost $90)		90

TOTAL INVESTMENTS—102.0% (Identified Cost $1,883)		$1,910
Other assets and liabilities, net—(2.0)%		(37)
NET ASSETS—100.0%		$1,873
Footnote Legend:
(1)	Affiliated investment.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(3)	Non-income producing.
The following table summarizes the value of the Fund’s investments as of February 28, 2023, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at February 28, 2023	Level 1 Quoted Prices
Assets:
Affiliated Mutual Funds	$1,820	$1,820
Money Market Mutual Fund	90	90
Total Investments	$1,910	$1,910
There were no securities valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at February 28, 2023.
There were no transfers into or out of Level 3 related to securities held at February 28, 2023.
See Notes to Schedule of Investments

VIRTUS STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
February 28, 2023
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The  Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
2